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                                                                  Exhibit - 10.2

                       FORM OF INDEMNIFICATION AGREEMENT


         This Agreement, made this _____ day of __________, _____, by and between Axcelis Technologies, Inc., a Delaware corporation (the "Company"), and ____________________, ____________________ ("Indemnitee");

                  WHEREAS, the Company and Indemnitee are each aware of the exposure to litigation of officers, directors and representatives of the Company as such persons exercise their duties to the Company;

                  WHEREAS, the Company and Indemnitee are also aware of conditions in the insurance industry that have affected and may affect in the future the Company's ability to obtain appropriate directors' and officers' liability insurance on an economically acceptable basis;

                  WHEREAS, the Company desires to continue to benefit from the services of highly qualified, experienced and otherwise competent persons such as Indemnitee; and

                  WHEREAS, Indemnitee desires to serve or to continue to serve the Company as an officer and/or director of the Company, or, if requested to do so by the Company, as a director, officer, trustee, employee, representative or agent of another corporation, partnership, joint venture, trust or other enterprise, for so long as the Company continues to provide on an acceptable basis adequate and reliable indemnification against certain liabilities and expenses which may be incurred by Indemnitee;

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto agree as follows:

                   1.  INDEMNIFICATION

                       (a) The Company shall indemnify Indemnitee to the fullest extent permitted by law with respect to Indemnitee's activities as an officer and/or director of the Company and/or as a person who is or was serving or has agreed to serve at the request of the Company as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, domestic or foreign, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on such person's behalf ("Expenses") in connection with any claim against Indemnitee, whether or not such claim is brought by any party who may be an "insured person" under the Company's directors' and officers' liability insurance, which is the subject of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative,

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investigative or otherwise and whether formal or informal (a "Proceeding"), to which Indemnitee was, is, or is threatened to be made a party by reason of anything done or not done by Indemnitee in any such capacity.

                       (b) The rights of Indemnitee hereunder shall be in addition to any rights Indemnitee may now or hereafter have to indemnification by the Company or otherwise. More specifically, the parties hereto intend that Indemnitee shall be entitled to receive, as determined by Indemnitee, payment to the maximum extent permitted by one or any combination of the following:

                             (i)   the payments provided by the Company's
By-laws, as amended and restated, and as in effect on the date hereof, a copy of the relevant portions of which are attached hereto as Exhibit I;

                            (ii)   the payments provided by the Restated
Certificate of Incorporation or By-laws or their equivalent of the Company in effect at the time Expenses are incurred by Indemnitee;

                           (iii)   the payments allowable under Delaware law in
effect at the date hereof;

                            (iv)   the payments allowable under the law of the
jurisdiction under which the Company is incorporated at the time Expenses are incurred by Indemnitee;

                             (v)   the payments available under liability
insurance obtained by the Company; and

                            (vi)   such other payments as are or may be
otherwise available to Indemnitee.

                              Combination of two or more of the payments
provided by (i) through (vi) shall be available to the extent that the Applicable Document, as hereafter defined, does not require that the payments provided therein be exclusive of other payments. The document or law providing for any of the payments listed in items (i) through (vi) above is referred to in this Agreement as the "Applicable Document." The Company hereby undertakes to use its best efforts to assist Indemnitee, in all proper and legal ways, to obtain the payments selected by Indemnitee under items (i) through (vi) above.

                       (c) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans for employees of the Company or of any of its subsidiaries without regard to ownership of such plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director, officer, trustee, employee, representative or agent of the Company

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which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; references to the masculine shall include the feminine; references to the singular shall include the plural and vice versa; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner consistent with the standards required for indemnification by the Company under the Applicable Documents.

                   2.  INSURANCE

                       The Company shall maintain directors' and officers' liability insurance which is at least as favorable to Indemnitee as the policy in effect on the date hereof and for so long as Indemnitee's services are covered hereunder, provided and to the extent that such insurance is available on a reasonable commercial basis. However, Indemnitee shall continue to be entitled to the indemnification rights provided hereunder regardless of whether liability or other insurance coverage is at any time obtained or retained by the Company. Any payments in fact made to Indemnitee under an insurance policy obtained or retained by the Company shall reduce the obligation of the Company to make payments hereunder by the amount of the payments made under any such insurance policy. In the event that insurance becomes unavailable in the amount or scope of coverage of the policy in effect on the date hereof on a reasonable commercial basis and the Company foregoes maintenance of all or a portion of such insurance coverage, the Company shall stand as a self-insurer with respect to the coverage, or portion thereof, not retained, and shall indemnify Indemnitee against any loss arising out of the reduction or cancellation of such insurance coverage.

                   3.  PAYMENT OF EXPENSES

                       At Indemnitee's request, the Company shall pay the Expenses as and when incurred by Indemnitee, after receipt of written notice pursuant to Paragraph 6 hereof and an undertaking in the form of Exhibit II attached hereto by or on behalf of Indemnitee (i) to repay such amounts so paid on Indemnitee's behalf if it shall ultimately be determined under the Applicable Document that Indemnitee is required to repay such Expenses and (ii) to reasonably cooperate with the Company concerning the Proceeding. That portion of Expenses which represents attorneys' fees and other costs incurred in defending any Proceeding shall be paid by the Company within 30 days of its receipt of such notice, together with reasonable documentation evidencing the amount and nature of such Expenses.

                   4.  ESCROW RESERVE

                       The Company shall dedicate up to an aggregate of $10,000,000 as collateral security for the initial funding of its obligations hereunder and under similar agreements with other directors, officers and representatives by depositing assets or bank letters of credit in escrow or reserving lines of credit that may be drawn down by an escrow agent in the dedicated amount (the "Escrow Reserve"); provided, however,

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that the terms of any such Escrow Reserve may provide that the cash, securities or letters or lines of credit available therefor shall only be utilized for the indemnification or advancement of expenses provided for herein in the event that there shall have occurred within the preceding five years a Change in Control of the Company, as defined below. The Company shall promptly provide Indemnitee with a true and complete copy of the agreement relating to the establishment and operation of the Escrow Reserve, together with such additional documentation or information with respect to the escrow as Indemnitee may from time to time reasonably request. The Company shall promptly deliver an executed copy of this Agreement to the Escrow Reserve agent to evidence to the agent that Indemnitee is a beneficiary of the Escrow Reserve and shall deliver to Indemnitee the escrow agent's signed receipt evidencing that delivery. For purposes of this Agreement, a "Change in Control" of the Company shall have occurred if at any time any of the following events shall occur: (i) a tender offer shall be made and consummated for the ownership of securities of the Company representing 25% or more of the combined voting power of Company's then outstanding voting securities; (ii) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 75% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, other than affiliates (within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger of consolidation;
(iii) the Company shall sell substantially all of its assets to another corporation which is not a wholly-owned subsidiary of the Company; (iv) any person (as such term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange
Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; or (v) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. For purposes of this Agreement, ownership of voting securities shall take into account and include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) of the Exchange Act (as then in effect).

                   5.  ADDITIONAL RIGHTS

                       The indemnification provided in this Agreement shall not be exclusive of any other indemnification or right to which Indemnitee may be entitled and shall continue after Indemnitee has ceased to occupy a position as an officer, director or representative as described in Paragraph 1 above with respect to Proceedings relating to or arising out of Indemnitee's acts or omissions during Indemnitee's service in such position.

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                   6.  NOTICE TO COMPANY

                       Indemnitee shall provide to the Company prompt written notice of any Proceeding brought, threatened, asserted or commenced against Indemnitee with respect to which Indemnitee may assert a right to indemnification hereunder; provided that failure to provide such notice shall not in any way limit Indemnitee's rights under this Agreement.

                   7.  COOPERATION IN DEFENSE AND SETTLEMENT

                       Indemnitee shall not make any admission or effect any settlement with respect to a Proceeding without the Company's written consent unless Indemnitee shall have determined to undertake Indemnitee's own defense in such matter and has waived the benefits of this Agreement in writing delivered to the Company. The Company shall not settle any proceeding to which Indemnitee is a party in any manner which would impose an Expense on Indemnitee without Indemnitee's written consent. Neither Indemnitee nor the Company will unreasonably withhold consent to any proposed settlement. Indemnitee and the Company shall cooperate to the extent reasonably possible with each other and with the Company's insurers, in attempts to defend or settle such Proceeding.

                   8.  ASSUMPTION OF DEFENSE

                       Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume Indemnitee's defense in any Proceeding, with counsel mutually satisfactory to Indemnitee and the Company. After notice from the Company to Indemnitee of the Company's election so to assume such defense, the Company will not be liable to Indemnitee under this Agreement for Expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at Indemnitee's expense unless:

                       (a) the employment of counsel by Indemnitee has been authorized by the Company;

                       (b) counsel employed by the Company initially is unacceptable or later becomes unacceptable to Indemnitee and such unacceptability is reasonable under then existing circumstances;

                       (c) Indemnitee shall have reasonably concluded that there may be a conflict of interest between Indemnitee and the Company in the conduct of the defense of such Proceeding; or

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                       (d)    the Company shall not have employed counsel
promptly to assume the defense of such Proceeding.

                       In each of the cases set forth in items (a) through (d) above, the fees and expenses of counsel shall be at the expense of the Company and subject to payment pursuant to this Agreement. The Company shall not be entitled to assume the defense of Indemnitee in any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have reached either of the conclusions provided for in clauses (b) or (c) above.

                   9.  ENFORCEMENT

                       In the event that any dispute or controversy shall arise under this Agreement between Indemnitee and the Company with respect to whether Indemnitee is entitled to indemnification in connection with any Proceeding or with respect to the amount of Expenses incurred, then with respect to each such dispute or controversy Indemnitee may seek to enforce this Agreement through legal action or, at Indemnitee's sole option and request, through arbitration. If arbitration is requested, such dispute or controversy shall be submitted by the parties to binding arbitration in the City of Boston, Commonwealth of Massachusetts, before a single arbitrator agreeable to both parties. If the parties cannot agree on a designated arbitrator within 15 days after arbitration is requested in writing by either of them, the arbitration shall proceed in the City of Boston, Commonwealth of Massachusetts, before an arbitrator appointed by the American Arbitration Association. In either case, the arbitration proceeding shall commence promptly under the rules then in effect of that Association and the arbitrator agreed to by the parties or appointed by that Association shall be an attorney other than an attorney who has, or is associated with a firm having associated with it an attorney which has, been retained by or performed services for the Company or Indemnitee at any time during the five years preceding the commencement of arbitration. The award shall be rendered in such form that judgment may be entered thereon in any court having jurisdiction thereof. The prevailing party shall be entitled to prompt reimbursement of any costs and expenses (including, without limitation, reasonable attorney's fees) incurred in connection with such legal action or arbitration provided that Indemnitee shall not be obligated to reimburse the Company unless the arbitrator or court which resolves the dispute determines that Indemnitee acted in bad faith in bringing such action or arbitration.

                  10.  EXCLUSIONS

                       Notwithstanding the scope of indemnification which may be available to Indemnitees from time to time under an Applicable Document, no indemnification, reimbursement or payment shall be required of the Company hereunder with respect to:

                       (a) any claim or any part thereof as to which Indemnitee shall have been adjudged by a court of competent jurisdiction from which no appeal is or can be taken, by clear and convincing evidence, to have acted or failed to act with deliberate

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intent to cause injury to the Company or with reckless disregard for the best interests of the Company;

                       (b)    any claim or any part thereof arising under
Section 16(b) of the Exchange Act pursuant to which Indemnitee shall be obligated to pay any penalty, fine, settlement or judgment;

                       (c) any obligation of Indemnitee based upon or attributable to Indemnitee gaining in fact any personal gain, profit or advantage to which Indemnitee was not entitled; or

                       (d) any Proceeding initiated by Indemnitee without the consent or authorization of the Board of Directors of the Company, provided that this exclusion shall not apply with respect to any claims brought by Indemnitee (i) to enforce Indemnitee's rights under this Agreement or (ii) in any Proceeding initiated by another person or entity whether or not such claims were brought by Indemnitee against a person or entity who was otherwise a party to such Proceeding.

                       Nothing in this Paragraph 10 shall eliminate or diminish the Company's obligations to advance that portion of Indemnitee's Expenses which represent attorneys' fees and other costs incurred in defending any proceeding pursuant to Paragraph 3 of this Agreement.

                  11.  EXTRAORDINARY TRANSACTIONS

                       The Company covenants and agrees that, in the event of any merger, consolidation or reorganization in which the Company is not the surviving entity, any sale of all or substantially all of the assets of the Company or any liquidation of the Company (each such event is hereinafter referred to as an "extraordinary transaction"), the Company shall:

                       (a) have the obligations of the Company under this Agreement expressly assumed by the survivor, purchaser or successor, as the case may be, in such extraordinary transaction; or

                       (b) otherwise adequately provide for the satisfaction of the Company's obligations under this Agreement, in a manner acceptable to Indemnitee.

                  12.  NO PERSONAL LIABILITY

                       Indemnitee agrees that neither the directors nor any officer, employee, representative or agent of the Company shall be personally liable for the satisfaction of the Company's obligations under this Agreement, and Indemnitee shall look solely to the assets of the Company and the Escrow Reserve referred to in Paragraph 4 hereof for satisfaction of any claims hereunder.

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                  13.  PERIOD OF LIMITATIONS

                       No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

                  14.  SEVERABILITY

                       If any provision, phrase, or other portion of this Agreement should be determined by any court of competent jurisdiction to be invalid, illegal or unenforceable, in whole or in part, and such determination should become final, such provision, phrase or other portion shall be deemed to be severed or limited, but only to the extent required to render the remaining provisions and portions of this Agreement enforceable, and this Agreement as thus amended shall be enforced to give effect to the intention of the parties insofar as that is possible.

                  15.  SUBROGATION

                       In the event of any payment under this Agreement, the Company shall be subrogated to the extent thereof to all rights to indemnification or reimbursement against any insurer or other entity or person vested in Indemnitee, who shall execute all instruments and take all other action as shall be reasonably necessary for the Company to enforce such rights.

                  16.  GOVERNING LAW

                       The parties hereto agree that this Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

                  17.  NOTICES

                       All notices, requests, demands and other communications hereunder shall be in writing and shall be considered to have been duly given if delivered by hand and receipted for by the party to whom the notice, request, demand or other communication shall have been directed, or mailed by certified mail, return receipt requested, with postage prepaid:

                       (a)    If to the Company, to:
                               Axcelis Technologies, Inc.
                               55 Cherry Hill Drive
                               Beverly, Massachusetts  01915
                               Attention:  Secretary

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                       (b)    If to Indemnitee, to:
                                 [Name of Indemnitee]
                                 Axcelis Technologies, Inc.
                                 55 Cherry Hill Drive
                                 Beverly, Massachusetts  01915

Or to such other or further address as shall be designated from time to time by Indemnitee or the Company to the other.

                  18.  TERMINATION

                       This Agreement may be terminated by either party upon not less than 60 days' prior written notice delivered to the other party, but such termination shall not in any way diminish the obligations of the Company hereunder (including the obligation to maintain the Escrow Reserve referred to in Paragraph 4 hereof) with respect to Indemnitee's activities prior to the effective date of the termination.

                  19.  AMENDMENTS

                       This Agreement and the rights and duties of Indemnitee and the Company hereunder may not be amended, modified or terminated except by written instrument signed and delivered by the parties hereto.

                  20.  BINDING EFFECT

                       This Agreement is and shall be binding upon and shall inure to the benefit of the parties thereto and their respective heirs, executors, administrators, successors and assigns.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                      AXCELIS TECHNOLOGIES, INC.



                                      By: __________________________
                                      Title:


                                      INDEMNITEE



                                      By: __________________________
                                      Title:


[Exhibits omitted. The registrant hereby agrees to furnish supplementally, upon request, a copy of any omitted exhibits to this agreement.]


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